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                                                                   EXHIBIT 10.39


                            AGENCY SERVICES AGREEMENT


         This AGENCY SERVICES AGREEMENT (the "Agreement") is entered into by SEABRIGHT INSURANCE COMPANY, AN ILLINOIS domestic insurance company, ("SBIC"), with POINTSURE INSURANCE SERVICES, INC. ("PointSure"), a Washington company, effective October 1 , 2003 (the "Effective Date").

                                     RECITAL

         WHEREAS, SBIC has requested of PointSure and PointSure agrees to provide to SBIC certain insurance services continuously or as needed, including, but not limited to, marketing, underwriting and loss control in the servicing of insurance policies written through SBIC;

         NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, SBIC and PointSure agree as follows:

         1. SERVICES. Subject to the limitations and requirements of Section 2, PointSure shall provide to SBIC, when and as requested, the following insurance services with respect to the continued servicing of insurance Policies written through SBIC, (collectively, the "Services"):

                  1.1 UNDERWRITING. To underwrite, rate and code new and renewal policies per underwriting guidelines provided by SBIC. PointSure has specific binding authority under underwriting authority letters issued by SBIC;

                  1.2 COLLECTION OF PREMIUM. To collect, receive, account for and maintain in a separate account premiums on all policies underwritten by PointSure. These premiums shall be maintained in a separate account at a financial institution, and not commingled with any other moneys. In accordance with Addendum A to this Agreement, PointSure shall remit premium to SBIC within 15 days after the end of the month for which SBIC's monthly statement of amounts due is prepared. Policy deposit premiums and down payments are due no later than 15 days after policy inception as noted on Addendum A. Using the same due dates as are listed in Addendum A, PointSure may turn over to SBIC for direct collection any premium due and not yet collected and PointSure agrees that no commission shall be paid nor credited for any sums collected from the policyholder once SBIC initiates collection action. PointSure must hold any premiums that are collected in a fiduciary capacity and must pay such premiums to SBIC following collection in accordance with the schedule in Addendum A.

                  1.3 ENDORSEMENTS. To make Endorsements to policies, and such changes and modifications to policies as authorized by SBIC underwriting guidelines;

                  1.4 CANCELLATIONS. To effect cancellation and non-renewal of policies as authorized by SBIC;
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                  1.5      MARKETING. To actively market SBIC products to
                           non-appointed agents and Brokers on SBIC's behalf in all the state jurisdictions available to SBIC and open to PointSure under the underwriting authority letters issued by SBIC.


         2. RETENTION OF CONTROL BY SBIC. All Services provided by PointSure shall be subject to the ultimate authority, control, review and limitation of SBIC and its Board of Directors. All Services shall be provided in compliance with all applicable laws, regulations and rulings in all other jurisdictions in which SBIC transacts business. SBIC shall at all times own and have custody of its records and general accounts.

         3. COMPENSATION. Through May 31, 2005, PointSure shall be compensated for services provided to and on behalf of SBIC according to reasonable, usual and customary insurance practices as set forth in the following Addenda B and C to this Agreement:

                           3.1 Addendum B- Compensation for business that is not Washington USL&H Assigned Risk Plan business.

                           3.2 Addendum C- Compensation for Washington USL&H Assigned Risk Plan business.

                  From June 1, 2005, PointSure shall be compensated on a cost incurred basis without a profit factor.

         4. TERM AND TERMINATION.

                  4.1 TERM OF AGREEMENT. This Agreement shall commence on the Effective Date and shall continue in full force and effect for five (5) years unless sooner terminated or revised as provided in this Agreement (the "Term").

                  4.2 TERMINATION. This Agreement may be terminated as follows:

                           a. At any time upon the signed mutual agreement of
SBIC and PointSure;

                           b. By SBIC without cause upon one hundred eighty
(180) days' prior written notice to PointSure;

                           c. By SBIC upon five (5) days' prior written notice
to PointSure upon the occurrence of any of the following: (1) any act committed by PointSure which would render it unable to perform its duties under this Agreement; (2) the balance sheet insolvency of PointSure; (3) any material change in the management or control of PointSure without SBIC's prior written consent; (4) PointSure's abandonment, gross and willful misconduct, fraud, or material misrepresentation; (5) refusal, suspension, revocation or termination of PointSure's producer license or licenses by any jurisdiction; or (6) failure of PointSure to pay its account to SBIC within thirty (30) days after written demand by SBIC.

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         5. INDEMNIFICATION.

                  5.1 INDEMNIFICATION OF SBIC. PointSure shall indemnify SBIC for, and hold it harmless from and against, any and all claims, demands, losses, judgments, fines and other liabilities and expenses of any kind or character (including reasonable attorneys' fees) arising or resulting from or otherwise incurred by SBIC by reason of PointSure's negligence in providing services hereunder and as determined in a final judgment by a court of competent jurisdiction.

                  5.2 INDEMNIFICATION OF POINTSURE. SBIC shall indemnify PointSure for, and hold it harmless from and against, any and all claims, demands, losses, judgments, fines and other liabilities and expenses of any kind or character (including reasonable attorneys' fees), arising or resulting from or otherwise incurred by PointSure by reason of the failure of SBIC to provide PointSure with correct information or documentation reasonably required by PointSure in order for it to provide the Services.

         6. DISPUTE RESOLUTION. In the event of any dispute or controversy between the parties arising out of or in connection with this Agreement, or with regard to performance of any obligation hereunder by either party, the parties shall use their reasonable efforts to settle such dispute or controversy amicably by good faith negotiation for a period of 30 days, commencing upon the receipt of written demand for negotiation setting forth the basis of the dispute. After the expiration of the 30-day negotiation period, either party may commence arbitration to resolve such dispute as set forth below.

         All disputes or controversies which may arise between the parties hereto out of or in relation to or in connection with this Agreement or the breach hereof shall be finally settled by arbitrators in accordance with the Rules of the American Arbitration Association, in the form pertaining at the time the arbitration is initiated. Each party shall select an arbitrator, and the two arbitrators so selected shall select a third arbitrator. If the two arbitrators selected are unable to agree upon the name of a third arbitrator, such third arbitrator shall be appointed from a panel in accordance with the Rules of the American Arbitration Association. The parties shall use their best efforts to complete the arbitration proceeding within 4 months from the expiration of the negotiation period set forth above.

         7. INDEPENDENT CONTRACTOR. SBIC and PointSure acknowledge and agree that PointSure is an independent, third-party contractor providing personnel to perform services set forth in this Agreement. Nothing contained herein shall be deemed or construed to create a partnership or joint venture between the parties hereto.

         8. CONFIDENTIALITY. PointSure agrees to treat SBIC business data as confidential and will not use or disclose such data to any third party without SBIC's prior written consent in each case, except as otherwise required by law.

         9. FORCE MAJEURE. Neither SBIC nor PointSure shall be liable or deemed to be in default for any delay or failure in performance under this Agreement or interruption of service resulting, directly or indirectly from acts of God, civil or military authority, labor disputes, or any similar cause beyond the reasonable control of SBIC or PointSure , as the case may be.

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         10. ASSIGNMENT. This Agreement and any rights pursuant hereto shall not be assignable by either party hereto without the prior written consent of both parties. Except as specifically provided in this Agreement, nothing in this Agreement is intended to confer on any person other than the parties hereto, or their respective legal successors, any rights, remedies, obligations or liabilities, or to relieve any person other than the parties hereto, or their respective legal successors, from any obligations or liabilities that would otherwise be applicable. The covenants and agreements contained in this Agreement shall be binding upon, extend to and inure to the benefit of the parties hereto, their, and each of their, successors and assigns respectively.

         11. RECORDS. The Books, records and documents of PointSure that pertain to the insurance portion of PointSure's business shall be made available to and upon the request of the Director of the Illinois Department of Insurance or his/her designees. The books and records shall be maintained in accordance with prudent standards of insurance record keeping and must be maintained for a period of not less than five (5) years from the date of their creation.

         12.  MISCELLANEOUS.

                  12.1 SBIC and PointSure each covenant and promise to each other not to disclose the terms and conditions of this Agreement to any third party, except as required in the normal course of business or as agreed by the parties.

                  12.2 This Agreement together with any exhibit(s) and/or schedule(s) made a part hereof:

                           a. Constitutes the entire agreement between the
parties and supersedes and merges any and all prior discussions, representations, demonstrations, negotiations, correspondence, writing and other agreements and together state the entire understanding and agreement between SBIC and PointSure respecting the subject matter of this Agreement; and

                           b. Shall be construed, performed and interpreted in
accordance with the laws of the State of Illinois, except that State's choice of law provisions. SBIC and PointSure shall comply with all applicable Illinois statutes and regulations, including Part 3113 of the Illinois Administrative Code.

                  12.3 Neither party hereto shall be deemed to have waived any rights or remedies accruing to it hereunder unless such waiver is in writing and signed by such party. No delay or omission by either party hereto in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or wavier of any right on any future occasion. All rights and remedies of the parties hereto, whether evidenced hereby or by any other instrument, shall be cumulative and may be exercised singularly or concurrently.

                  12.4 If any provision of this Agreement or the application thereof to any party or circumstances shall, to any extend, now or hereafter be or become invalid or unenforceable, the remainder of this Agreement shall not be affected thereby and every other provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

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                  12.5 This Agreement may be amended by a written amendment
signed by both parties, subject to the approval of insurance regulatory authorities having jurisdiction over the performance of the parties under this Agreement.


                                     - 5 -
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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers effective as of the date first above written.

SEABRIGHT INSURANCE COMPANY, an                POINTSURE INSURANCE SERVICES,
Illinois domestic insurance company            INC. a Washington Corporation


By:  /s/ John G. Pasqualetto                   By:  /s/ Richard J. Gergasko
     ---------------------------                    ----------------------------
     John G. Pasqualetto, CEO                       Richard J. Gergasko, EVP

                                  ADDENDUM "A"
                           STATEMENT PREMIUM DUE DATES



COVERAGE OR ITEM                         MONTH STATEMENT IS PREPARED AND        MONTH PAYMENT IS DUE
EFFECTIVE DATE                           RECEIVED BY POINTSURE                  (BY 15TH)
----------------------------------------------------------------------------------------------------
January 1 through January 31             February                               March
----------------------------------------------------------------------------------------------------
February 1 through February 28           March                                  April
----------------------------------------------------------------------------------------------------
March 1 through March 31                 April                                  May
----------------------------------------------------------------------------------------------------
April 1 through April 30                 May                                    June
----------------------------------------------------------------------------------------------------
May 1 through May 31                     June                                   July
----------------------------------------------------------------------------------------------------
June 1 through June 30                   July                                   August
----------------------------------------------------------------------------------------------------
July 1 through July 31                   August                                 September
----------------------------------------------------------------------------------------------------
August 1 through August 31               September                              October
----------------------------------------------------------------------------------------------------
September 1 through September 30         October                                November
----------------------------------------------------------------------------------------------------
October 1 through October 31             November                               December
----------------------------------------------------------------------------------------------------
November 1 through November 30           December                               January
----------------------------------------------------------------------------------------------------
December 1 through December 31           January                                February
----------------------------------------------------------------------------------------------------

NOTE: POLICY DEPOSIT PREMIUMS AND DOWN PAYMENTS ARE NOT SUBJECT TO THE ABOVE AND ARE DUE NO LATER THAN 15 DAYS AFTER POLICY INCEPTION.

                                  ADDENDUM "B"
                        COMPENSATION FOR BUSINESS THAT IS
                                       NOT
                  WASHINGTON USL&H ASSIGNED RISK PLAN BUSINESS




FOR SERVICES RENDERED BY POINTSURE UNDER THIS AGREEMENT IT SHALL RECEIVE COMPENSATION AS FOLLOWS:

         -        BUSINESS WRITTEN DIRECT & SERVICED BY POINTSURE (NEW &
                  RENEWAL)

                                                               7.5% OF DWP

         - UNDERWRITING SUPPORT FOR NON-POINTSURE BUSINESS WRITTEN BY SBIC, INCLUDING, BUT NOT LIMITED TO, AGENCY FRONTING, MANAGEMENT SUPPORT, AND UNDERWRITING TECHNICIAN SUPPORT .

                                                               2.5% OF EAP

         - MARKETING AND MANAGEMENT OF SBIC REGION PRODUCED ALTERNATIVE DISPUTE RESOLUTION PROGRAMS FROM OCTOBER 1, 2003 UNTIL FEBRUARY 29, 2004.

                                                               2.5% OF EAP

         - MARKETING AND MANAGEMENT OF ALL ALTERNATIVE DISPUTE RESOLUTION PROGRAMS EFFECTIVE ON OR AFTER MARCH 1, 2004.

                                                               1.75% OF EAP


FOR PURPOSES OF THIS ADDENDUM, THE TERMS "EAP" OR ESTIMATED ANNUAL PREMIUM" REFERS TO THE PREMIUMS AS RECORDED AT POLICY INCEPTION, AND IS NOT SUBJECT TO [WE DELETED "RETURN OR"] ADDITIONAL PREMIUMS DUE TO AUDIT OR MID-TERM ADJUSTMENTS UNLESS SPECIFICALLY AUTHORIZED BY THE PRESIDENT OR EXECUTIVE VICE PRESIDENT OF SBIC.

POINTSURE SHALL REFUND TO SBIC THAT PORTION OF ANY COMPENSATION PREVIOUSLY PAID THAT IS APPLICABLE TO BAD DEBT, UNCOLLECTIBLE PREMIUM, OR TO PREMIUM REFUND, INCLUDING PREMIUM RETURNED ON A POLICY CANCELED AT THE OPTION OF SBIC (WHETHER OR NOT THE PREMIUM IS SUBJECT TO AUDIT).

PAYMENTS TO POINTSURE FOR SERVICES IT RENDERS ARE DUE IN THE MONTH AFTER WHICH THOSE SERVICES HAVE BEEN RENDERED. PAYMENTS TO POINTSURE FOR FEES ON POLICIES WRITTEN ARE DUE IN THE MONTH AFTER WHICH POINTSURE HAS REMITTED PREMIUM PAYMENTS TO SBIC FOR THOSE POLICES.

                                  ADDENDUM "C"
                                COMPENSATION FOR
                  WASHINGTON USL&H ASSIGNED RISK PLAN BUSINESS




FOR SERVICES RENDERED BY POINTSURE UNDER THIS AGREEMENT IT SHALL RECEIVE COMPENSATION AS FOLLOWS:

         -        WASHINGTON USL&H ASSIGNED RISK PLAN

                                                               15% OF DWP


POINTSURE SHALL REFUND TO SBIC THAT PORTION OF ANY COMPENSATION PREVIOUSLY PAID THAT IS APPLICABLE TO BAD DEBT, UNCOLLECTIBLE PREMIUM, OR TO PREMIUM REFUND, INCLUDING PREMIUM RETURNED ON A POLICY CANCELED AT THE OPTION OF SBIC (WHETHER OR NOT THE PREMIUM IS SUBJECT TO AUDIT).

ALL PAYMENTS TO POINTSURE ARE DUE IN THE MONTH AFTER WHICH POINTSURE HAS REMITTED PREMIUM PAYMENTS TO SBIC FOR THOSE POLICES.